UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2016 (October 14, 2016)

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780

333-159809	HD SUPPLY, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 14, 2016, HD Supply, Inc. (“HDS”), an indirect wholly-owned subsidiary of HD Supply Holdings, Inc. (“Holdings”), as borrower, certain of HDS’ affiliates signatory thereto, as guarantors, Bank of America, N.A., as administrative agent, Bank of America, N.A., as a term loan lender, and the other lenders party thereto entered into a Fourth Amendment (the “Fourth Amendment”) to the credit agreement governing HDS’ existing term loan credit facility, dated as of April 12, 2012 (as amended by Amendment No. 1, dated as of February 15, 2013, Amendment No. 2, dated as of February 6, 2014 and Incremental Agreement No. 1, dated as of August 13, 2015, the “Existing Term Loan Facility”, and, as further amended by the Fourth Amendment, the “Incremental Term Loan Facility”).

Pursuant to the Fourth Amendment, HDS amended its Existing Term Loan Facility to among other things, (i) eliminate its LIBOR floor by means of a replacement tranche that replaced all of the Company’s outstanding term loans in an aggregate principal amount of $841,500,000 and (ii) issue a new tranche of term loans in an aggregate principal amount of $550,000,000 (the “Incremental Term Loans”). The Incremental Term Loan Facility will mature on October 17, 2023.  The terms of the Incremental Term Loan Facility are substantially the same as those of the Existing Term Loan Facility, subject to certain technical amendments and a reduction to the applicable margin on the Incremental Term Loans from 2.75% per annum to 2.50% per annum upon the Company reaching a consolidated total leverage ratio of 3.0x or less.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment, a copy of which will be filed as an exhibit no later than with our Quarterly Report on Form 10-Q for the fiscal quarter ended October 30, 2016.

Item 1.02.  Termination of a Material Definitive Agreement.

On October 17, 2016, HDS used the net proceeds from the Incremental Term Loans, together with cash on hand and borrowings under HDS’ Senior Asset Based Lending Facility, to effect the previously announced redemption of all of its outstanding $1,275,000,000 in aggregate principal amount of 7.50% Senior Notes due 2020 (the “7.50% Senior Notes”) at a redemption price of 103.750% of the principal amount of such notes, to pay accrued but unpaid interest thereon and to pay related fees and expenses.

Also on October 17, 2016, the trustee for the 7.50% Senior Notes cancelled all of the outstanding 7.50%  Senior Notes and HDS requested that its obligations under the Indenture, dated as of February 1, 2013, as supplemented, among HDS, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee, be discharged in accordance with the terms thereof.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01.  Regulation FD Disclosure.

On October 17, 2016, Holdings issued a press release announcing that HDS had completed the previously announced redemption of all $1,275,000,000 of its issued and outstanding 7.50% Senior Notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release “HD Supply Holdings, Inc. Announces Redemption of $1.275 Billion of Outstanding 7.50% Senior Notes”, dated October 17, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2016	HD Supply Holdings, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2016	HD Supply, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release “HD Supply Holdings, Inc. Announces Redemption of $1.275 Billion of Outstanding 7.50% Senior Notes”, dated October 17, 2016.